EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CONTACT:	R. Bruce Andrews	Mark L. Desmond
	President & CEO	Senior Vice President & CFO
	(949) 718-4400	(949) 718-4400

NHP REPORTS 2003 RESULTS

(NEWPORT BEACH, California, January 30, 2004) … Nationwide Health Properties, Inc. (NYSE:NHP) announced today results of its operations for the fourth quarter of 2003 and the year ended December 31, 2003.

Revenues for the fourth quarter of 2003 were $41,458,000 versus $39,590,000 a year ago and income available to common stockholders was $9,843,000 ($0.17 per share) compared to $5,313,000 ($0.11 per share) for the fourth quarter of 2002. Included in fourth quarter 2003 income was a loss on sale of $3,169,000 ($0.05 per share). Included in fourth quarter 2002 income was a loss on sale of $507,000 ($0.01 per share) and a provision for the impairment of certain assets of $5,946,000 ($0.12 per share). Funds from operations (FFO) was $24,210,000 ($0.41 per diluted share) compared with $22,385,000 ($0.46 per diluted share) for the fourth quarter of 2002. (FFO is a non-GAAP measure that the Company believes is important to an understanding of its operations; a reconciliation between FFO and net income, the most directly comparable GAAP financial measure, is included in the accompanying financial data.)

Revenues for the year ended December 31, 2003, were $162,102,000 versus $151,301,000 a year ago and income available to common stockholders was $45,765,000

($0.82 per share) compared to $28,877,000 ($0.59 per share) for the year ended December 31, 2002. Included in income for 2003 was a loss on sale of $2,725,000 ($0.05 per share) and a provision for the impairment of certain assets of $645,000 ($0.01 per share). Included in income for 2002 was a gain on sale of $2,603,000 ($0.05 per share) and a provision for the impairment of certain assets of $23,300,000 ($0.48 per share). For the year ended December 31, 2003 diluted FFO per share was $1.68 versus $1.80 for the year ended December 31, 2002.

“Earnings are in line with management’s expectations,” said R. Bruce Andrews, President & Chief Executive Officer. “We believe that the Company is now positioned financially to take advantage of its current investment opportunities to continue increasing earnings during 2004.”

The Company has scheduled a conference call and webcast later today at 10:00 a.m. Pacific time in order to present the Company’s performance and operating results for the quarter and year ended December 31, 2003. The conference call is accessible by dialing (877) 356-5705 or by logging on to our website at www.nhp-reit.com. The earnings release and any additional financial information that may be discussed on the conference call will also be available on our website. A digitized replay of the conference call will be available from 4:30 p.m. Pacific time today until midnight Friday, February 20, 2004. Callers can access the replay be dialing (800) 642-1687 or (706) 645-9291 and entering conference ID number 4979657. Webcast replays will also be available on our website for at least 12 months following the conference call.

Nationwide Health Properties, Inc. is a real estate investment trust that invests in senior housing and long-term care facilities. The Company and its joint venture have investments in 380 facilities in 38 states. For more information on Nationwide Health Properties, Inc., visit our website at

www.nhp-reit.com.

###

Certain information contained in this news release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: continued deterioration of the operating results or financial condition, including bankruptcies, of our tenants; occupancy levels at certain facilities; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; changes in tax laws and regulations affecting real estate investment trusts; and the risk factors described in Item 5 of our current report on Form 8-K filed with the SEC on January 21, 2004.

NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

DECEMBER 31, 2003

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2003	2002	2003	2002
Revenues:
Rental income	$37,911	$36,281	$148,665	$137,046
Interest and other income	3,547	3,309	13,437	14,255

	41,458	39,590	162,102	151,301
Expenses:
Interest & amortization of deferred financing costs	13,191	15,109	56,519	54,987
Depreciation and amortization	10,896	10,092	42,728	36,013
General and administrative	2,887	2,094	8,821	7,786
Impairment of assets	—	—	—	12,472

	26,974	27,295	108,068	111,258

Income before unconsolidated entities	14,484	12,295	54,034	40,043
Income from unconsolidated joint venture	473	462	1,928	1,187

Income from continuing operations	14,957	12,757	55,962	41,230

Discontinued operations
Gain/(loss) on sale of facilities	(3,169)	(507)	(2,725)	2,603
Income/(loss) from discontinued operations	(26)	(5,018)	205	(7,279)

	(3,195)	(5,525)	(2,520)	(4,676)

Net income	11,762	7,232	53,442	36,554
Preferred stock dividends	(1,919)	(1,919)	(7,677)	(7,677)

Income available to common stockholders	$9,843	$5,313	$45,765	$28,877

Adjustments for funds from operations:
Depreciation and amortization	10,896	10,092	42,728	36,013
Depreciation in income from joint venture	189	187	751	493
Depreciation in discontinued operations	113	340	759	1,809
(Gain)/loss on sale of facilities	3,169	507	2,725	(2,603)
Impairment of assets in discontinued operations	—	5,946	645	10,828
Impairment of assets	—	—	—	12,472

Funds From Operations (“FFO”) available to common stockholders(1)	$24,210	$22,385	$93,373	$87,889

Basic/diluted per share amounts available to common stockholders:
Income from continuing operations	$0.22	$0.22	$0.87	$0.69

Net income	$0.17	$0.11	$0.82	$0.59

Funds from operations(1)	$0.41	$0.46	$1.68	$1.80

Weighted average shares outstanding	58,937	49,168	55,654	48,869

(1) We believe that funds from operations is an important supplemental measure of operating performance because it excludes the effect of depreciation, impairment of assets and gains (losses) from sales of facilities (all of which are based on historical costs which may be of limited relevance in evaluating current performance). Additionally, funds from operations is widely used by industry analysts as a measure of operating performance for equity REITs. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We define funds from operations as income before extraordinary items adjusted for certain non-cash items, primarily real estate depreciation and impairment of assets, less gains/losses on sales of facilities. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

DECEMBER 31, 2003

(IN THOUSANDS)

ASSETS	December 31, 2003	December 31, 2002
Investments in real estate:
Real estate properties
Land	$153,002	$154,563
Buildings and improvements	1,316,163	1,299,625

	1,469,165	1,454,188
Less accumulated depreciation	(259,406)	(224,400)

	1,209,759	1,229,788
Mortgage loans receivable, net	93,386	99,292
Investment in unconsolidated joint venture	14,824	16,115

	1,317,969	1,345,195
Cash and cash equivalents	10,726	8,387
Receivables	5,661	4,429
Assets held for sale	3,511	9,682
Other assets	46,688	42,240

	$1,384,555	$1,409,933

LIABILITIES AND STOCKHOLDERS’ EQUITY
Bank borrowings	$63,000	$107,000
Senior notes due 2004 – 2038	540,750	614,750
Notes and bonds payable	133,775	111,303
Accounts payable and accrued liabilities	44,623	47,740

Stockholders’ equity:
Preferred stock	100,000	100,000
Common stock	5,897	4,916
Capital in excess of par value	725,260	610,173
Cumulative net income	733,953	680,511
Cumulative dividends	(962,703)	(866,460)

Total stockholders’ equity	602,407	529,140

	$1,384,555	$1,409,933

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2003

PORTFOLIO COMPOSITION

EQUITY OWNERSHIP		94%
MORTGAGE LOANS RECEIVABLE		6%
		100%

ASSISTED LIVING FACILITIES		48%
SKILLED NURSING FACILITIES		38%
CONTINUING CARE RETIREMENT COMMUNITIES		13%
OTHER		1%
		100%

OWNED FACILITIES
	FACILITIES	INVESTMENT
ASSISTED LIVING FACILITIES	129	$735,764,000	$71,274	PER UNIT
SKILLED NURSING FACILITIES	154	$528,570,000	$29,678	PER BED
CONTINUING CARE RETIREMENT COM.	11	$187,760,000	$64,213	PER BED/UNIT
REHABILITATION HOSPITAL	1	$10,710,000	$178,500	PER BED
LONG-TERM ACUTE CARE HOSPITAL	1	$6,361,000	$113,589	PER BED

MORTGAGE LOANS RECEIVABLE
	FACILITIES	INVESTMENT
SKILLED NURSING FACILITIES	25	$68,943,000	$22,197	PER BED
ASSISTED LIVING FACILITIES	2	$11,450,000	$54,009	PER UNIT
CONTINUING CARE RETIREMENT COM.	1	$12,993,000	$52,391	PER BED/UNIT

		2003	2002	2001
TOTAL RENT COVERAGE—MATURE FACILITIES
ASSISTED LIVING FACILITIES		1.3	1.4	1.7
SKILLED NURSING FACILITIES		1.7	1.7	1.6
CONTINUING CARE RETIREMENT COMMUNITIES		1.6	1.5	1.7

OCCUPANCY—MATURE FACILITIES
ASSISTED LIVING FACILITIES		88%	88%	89%
SKILLED NURSING FACILITIES		82%	84%	87%
CONTINUING CARE RETIREMENT COMMUNITIES		89%	90%	92%

PERCENT PRIVATE PAY AND MEDICARE
ASSISTED LIVING FACILITIES		100%	100%	100%
SKILLED NURSING FACILITIES		31%	29%	28%

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2003

INVESTMENT BY OPERATOR
(excluding assets held for sale)	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES

ALTERRA HEALTHCARE CORPORATION	54	$193,879,000	12%	13%
AMERICAN RETIREMENT CORPORATION*	16	186,242,000	12%	12%
ATRIA SENIOR LIVING GROUP	17	124,583,000	8%	12%
BEVERLY ENTERPRISES, INC.*	29	97,159,000	6%	8%
LAUREATE GROUP	4	69,702,000	5%	4%
COMPLETE CARE SERVICES	33	66,246,000	4%	5%
SENIOR SERVICES OF AMERICA	9	60,413,000	4%	1%
AMERICAN SENIOR LIVING	10	58,888,000	4%	4%
EPOCH SENIOR LIVING, INC.	6	53,354,000	3%	3%
NEXION HEALTH MANAGEMENT, INC.	20	52,962,000	3%	4%
LIBERTY HEALTHCARE	13	49,549,000	3%	3%
LIFE CARE CENTERS OF AMERICA, INC.	6	46,705,000	3%	3%
THE NEWTON GROUP, LLC	4	42,400,000	3%	2%
TRANS HEALTHCARE, INC.	7	30,456,000	2%	2%
AMERICAN HEALTH CENTERS	6	22,495,000	2%	2%
OTHER—PUBLIC COMPANIES	21	81,457,000	5%	5%
OTHER	69	326,061,000	21%	17%

	324	$1,562,551,000	100%	100%

* PUBLIC COMPANY

SECURITY DEPOSITS
BANK LETTERS OF CREDIT		$31,235,000
CASH DEPOSITS		$16,639,000

CURRENT CAPITALIZATION
REVOLVING BANK LINE OF CREDIT		$63,000,000	4%
SENIOR DEBT		$674,525,000	42%
EQUITY (UNDEPRECIATED BOOK BASIS)		$861,813,000	54%

CURRENT YEAR ACQUISITIONS
2 SKILLED NURSING FACILITIES		242 BEDS	$9,077,000
1 ASSISTED LIVING FACILITIES		74 UNITS	4,586,000

			$13,663,000

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2003

MEDIUM TERM NOTE MATURITIES

YEAR	AMOUNT
Q1 2004	23,750,000
Q3 2004	44,000,000
Q4 2004	55,000,000	(1)
Q1 2005	18,000,000
Q4 2006	63,500,000
2007	85,000,000
2008	98,500,000	(2), (3)
2009	50,000,000
2010	—
2011	—
2012	100,000,000
2013	—
THEREAFTER	3,000,000

	$540,750,000

(1)	Includes $55,000,000 of 6.9% MTNs putable October of 2004, '07, '09, '12, '17, '27 with a final maturity in 2037.
(2)	Includes $40,000,000 of 6.59% MTNs putable July of 2008, '13, '18, '23, '28 with a final maturity in 2038.
(3)	Includes $33,500,000 of 7.6% MTNs putable November of 2008, '13, '18, '23 with a final maturity in 2028.

LEASE EXPIRATIONS

YEAR	MINIMUM RENT	NUMBER OF FACILITIES
2004	$911,000	2
2005	943,000	1
2006	17,008,000	39
2007	5,851,000	13
2008	3,059,000	7
2009	2,923,000	5
2010	14,298,000	26
2011	5,093,000	16
2012	17,259,000	23
2013	14,201,000	24
THEREAFTER	62,212,000	137

	$143,758,000	293

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2003

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

YEAR	PRINCIPAL PAYMENTS	NUMBER OF FACILITIES
2004	7,708,000	2
2005	5,734,000	7
2006	10,045,000	4
2007	19,086,000	3
2008	5,559,000	1
2009	862,000	—
2010	1,008,000	—
2011	6,735,000	2
2012	1,226,000	—
2013	1,354,000	—
THEREAFTER	36,406,000	9

	$95,723,000	28

JOINT VENTURE INFORMATION FOR THE PERIOD ENDED DECEMBER 31, 2003 (dollars in thousands)

NHP has a 25% interest in a joint venture that owns 49 assisted living facilities operated by Alterra. In addition to its share of the income, NHP receives a management fee of 2.5% of the joint venture revenues. This fee is included in general and administrative expense below.

INCOME STATEMENTS

	Three Months Ended December 31, 2003	Twelve Months Ended December 31, 2003
Rental income	$3,693	$14,771

Expenses:
Interest and amortization of deferred financing costs	1,216	4,835
Depreciation and amortization	755	3,004
General and administrative	199	697

	2,170	8,536

Net income	$1,523	$6,235

BALANCE SHEET

ASSETS		LIABILITIES AND EQUITY
Investments in real estate:		Notes and bonds payable	$60,790
Land	$13,410	Accounts payable and accr. liab.	3,891
Buildings and improvements	108,453

	121,863	Equity:
Less accumulated depreciation	(4,948)	Capital Contributions	65,501

	116,915	Distributions	(16,300)
Cash and cash equivalents	5,761	Cumulative net income	10,094

Other assets	1,300	Total equity	59,295

	$123,976		$123,976